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                            [STATE OF FLORIDA LOGO]


I certify that the attached is a true and correct copy of the Articles of Incorporation of WESTSTAR ENVIRONMENTAL PUMPING & SEPTIC SERVICE INC., a corporation organized under the Laws of the State of Florida, filed on June 26, 1990, as shown by the records of this office.

The document number of this corporation is L83307.



                                          Given under my hand and the
                                        Great Seal of the State of Florida,
                                        at Tallahassee, the Capital, this the
                                                      day of
                                             27th              June, 1990.


                                                      JIM SMITH
                                        ----------------------------------------
                                              Jim Smith
                                              Secretary of State


[SEAL OF FLORIDA]

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

                           ARTICLES OF INCORPORATION
                           -------------------------
                                       OF
                                       --

The undersigned incorporator(s), for the purpose of forming a corporation under the Florida General Corporation Act, hereby adopt(s) the following Articles of Incorporation.


                                 ARTICLE I NAME
                                 --------------

The name of the corporation shall be: WESTSTAR ENVIRONMENTAL Pumping & Septic Service Inc.

The principal place of business of this corporation shall be:

   Rt. 5, Box 7344  Starke, FL 32091


                         ARTICLE III NATURE OF BUSINESS
                         ------------------------------

This corporation may engage in or transact any or all lawful activities or business permitted under the laws of the United States, the State of Florida, or any other state, country, territory or nation.


                            ARTICLE III CAPITAL STOCK
                            -------------------------

The aggregate number of shares of stock and its par value that this corporation is authorized to have outstanding at any one time is:

   Ten shares--valued at $.10 per share


                          ARTICLE IV TERM OF EXISTENCE
                          ----------------------------

This corporation is to exist perpetually.


                          ARTICLE V OFFICERS DIRECTORS
                          ----------------------------

The name(s) and street address(es) of the initial officer(s) and director(s), if any, who shall hold office the first year of the corporation's existence or until their successor(s) is (are) elected, is (are):

  Michael E. Ricks  Rt. 5,  Box 7344  Starke,  FL  32091
  Teri L. Ricks  Rt. 5,  Box 7344  Starke,  Fl  32091


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



                ARTICLE VI                 INCORPORATOR(S)
                ----------                 ---------------

The name(s) and street address(es) of the incorporator(s) to this articles of incorporation is (are):

                            Michael E. Ricks
                            Rt. 5, Box 7344
                            Starke, FL 32091



IN WITNESS WHEREOF, the undersigned incorporator(s) has (have) executed these Articles of Incorporation this First day of June, 1990.
                               -----        ----    --


                                        Signature(s) of Incorporator(s)

                                        Michael E. Ricks
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

STATE OF Florida
         -------

COUNTY OF Alachua
          -------

THE FOREGOING instrument was acknowledged and sworn to before me this First day
                                                                      -----
of June, 1990. by Michael E. Ricks
   -----   --     ----------------------------------

of WESTSTAR ENVIRONMENTAL Pumping & Septic Service Inc.
   ----------------------------------------------------
               Name of Corporation)


                                          Notary Public

                                          Betty Sue Streit
                                          --------------------------------------
                                          My Commission Expires: 2-15-91
                                                                 ---------------


(SEAL)

ARTICLES OF INCORPORATION FILING FEE: $20

                                      157